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                                                                    EXHIBIT 10.7





                            PERRY DRUG STORES, INC.
                           1986 RESTRICTED STOCK PLAN
                    AS AMENDED AND RESTATED OCTOBER 26, 1994


               1. PURPOSES OF THE PLAN. The purposes of the 1986 Restricted Stock Plan (the "Plan") are to advance the interests of Perry Drug Stores, Inc. (the "Company") and its subsidiaries by providing incentives to selected executive employees who contribute, and are expected to continue to contribute, materially to the success of the Company and its subsidiaries, to provide a means of rewarding outstanding performance and to enable the Company and its subsidiaries to maintain a competitive position in attracting and retaining the key personnel necessary for continued growth and profitability.

               2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "Committee") of three or more persons appointed by the Board of Directors, all of whom shall be directors of the Company and shall serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority to interpret the Plan, to prescribe, amend or rescind rules and regulations relating to it and to make all determinations necessary or advisable for its administration.

               3. GRANT OF RIGHT TO PURCHASE STOCK. The Company may from time to time, on or before December 31, 1995, grant to such executive employees as may be selected in the manner


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hereinafter provided, the right to purchase up to a total of Three Hundred
Thousand (300,000) shares ("Shares") of the $.05 par value common stock ("Common Stock") of the Company, subject to adjustment of the number of such Shares as provided in Paragraph (d) of Section 5 hereof, on terms and conditions hereinafter provided.

               4.       ELIGIBILITY OF PURCHASERS.

                        (A) Shares shall be sold under the Plan only to persons who are employees of the Company or a subsidiary of the Company on the date they are granted the right to purchase Shares. The term "employees" shall include officers, as well as other executive employees of the Company and its subsidiaries. For purposes of the Plan, the term "subsidiary" means any corporation of which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation. Neither the members of the Committee nor any member of the Board of Directors who is not an employee of the Company or a subsidiary of the Company shall be eligible to purchase Shares.

                        (B) Subject to the terms, provisions and conditions of the Plan, the Committee shall, in its sole discretion, select from among the executive employees of the Company and its subsidiaries those employees to whom, and the time or times when, the right to purchase Shares shall be granted, determine the number of Shares to be offered to each such employee at each such time, determine the sales price of the Shares, which price shall be subject to the provisions of Section 6 hereof, and prescribe the form, which shall be consistent with the terms of the Plan, of (i) the instruments evidencing the grant of the right to purchase Shares, (ii) the legend to be affixed to the stock certificates representing Shares sold under the Plan and
(iii) such other documents as the Committee shall deem necessary to carry out the terms of the Plan.

                        (C) Subject to the provisions of Section 5 hereof, Shares may be offered or sold to the same person on more than one occasion.


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               5.       SHARES SUBJECT TO THE PLAN.

                        (A) The stock to be offered under the Plan shall be shares of the authorized but unissued Common Stock of the Company.

                        (B) The aggregate number of Shares which may be sold to any one employee shall not exceed Sixty Thousand (60,000) Shares.

                        (C) Any Shares which shall have been sold under the Plan and which are repurchased by the Company on or before December 31, 1995, pursuant to an offer made in accordance with the provisions of Section 9 hereof, and any Shares as to which a right to purchase has been granted but is not exercised by the employee to whom the right is granted, shall thereafter be available for further sale under the Plan unless the Plan shall have been theretofore terminated or abandoned.

                        (D) In the event that the number of outstanding shares of Common Stock of the Company shall be changed as a result of a stock dividend or stock split-up, or combination or exchange of shares, or through reorganization, recapitalization, merger, consolidation or otherwise, the number of Shares which may thereafter be sold under the Plan, both in the aggregate and as to any individual, the number and the sales price of Shares then subject to an unexercised right to purchase, and the prices at which Shares shall be offered to the Company for purchase, as hereinafter provided, shall be appropriately adjusted by the Committee so as to prevent dilution or enlargement of rights under the Plan.

               6. PURCHASE PRICE. The purchase price for Shares shall be equal to such amount as the Committee may in each individual case and from time to time determine, but in no event shall the price per share of such Shares (a) be less than the par value thereof or (b) exceed one hundred percent (100%) of the fair market value of the unrestricted shares of Common Stock of the Company on the date that such employee is granted the right to purchase such Shares. For the purposes of the Plan, fair market value shall be determined on the basis of the closing price of the Company's Common Stock on the New York Stock Exchange on the date of such determination (or the last previous closing price if there are no sales on such date). The


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purchase price shall be paid in cash.

               7. NON-TRANSFERABILITY OF RIGHT TO PURCHASE SHARES. No right to purchase Shares under the Plan shall be assignable or transferable in any manner whatsoever, including by the laws of descent and distribution or by Will. Upon any attempt to transfer, assign or otherwise dispose of a right to purchase Shares granted pursuant to the Plan, or upon the levy of any attachment or similar process upon such right, the right to purchase Shares pursuant to the Plan shall immediately become null and void.

               8. EXERCISE OF RIGHT TO PURCHASE SHARES. An employee who is granted the right to purchase Shares may exercise such right for a period of sixty (60) days after the date of grant, provided that he is still an employee of the Company or a subsidiary of the Company on the date of such exercise. An employee electing to purchase Shares shall give written notice to the Company of the number of Shares he has elected to purchase and shall tender the full purchase price therefor within said sixty-day (60) period.

               9.       RESTRICTIONS ON SHARES.

                        (A) Until the restrictions set forth in this Paragraph (a) shall lapse pursuant to Paragraphs (b) through (g) of this
Section 9, Shares purchased by an employee:

                                (1)        shall not be sold, assigned,
               transferred or disposed of and shall not be pledged or otherwise hypothecated (any such sale, assignment, transfer or other disposition, pledge or other hypothecation being hereinafter referred to as a "Disposition"), and

                                (2)        shall forthwith be offered
               to the Company for sale at the purchase price thereof upon -

                                        (i)        the termination of
                        employment of the purchaser of any such Shares, other than by death, permanent and total disability or retirement at age 65.

                                        (ii)       a determination by the
                        Committee


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                        that the purchaser of any such Shares is engaged in
                        activities in competition with the business of the Company or its subsidiaries or otherwise engaged in activities detrimental to the interests of the Company or its subsidiaries,

                                        (iii)      the attempt by the purchaser
                        of any such Shares to make a Disposition thereof in violation of Subparagraph (a)(i) of this Section 9, or

                                        (iv)       the occurrence of such other
                        event or events as the Committee in its discretion may designate at the time the right to purchase such Shares is granted.

               The obligations not to make a Disposition of Shares purchased under the Plan and to offer such Shares to the Company upon the happening of any of the events referred to in this Paragraph (a) are hereinafter referred to as the "Restrictions."

                        (B)     Except as set forth in Paragraphs (c) through
(g) of this Section 9, the Restrictions shall lapse on or after (but not prior to) the third (3rd) anniversary of the date of the purchase of such Shares at such times and/or upon the occurrence of such event or events as the Committee in its sole discretion may designate in writing at the time the right to purchase such Shares in granted. Such written designation shall be set forth in the instrument evidencing the grant of the right to purchase the Shares. In the event no such written designation is made at the time an employee is granted the right to purchase Shares, the Restrictions applicable to the Shares purchased upon the exercise of such right shall lapse in the manner set forth below on the following anniversary dates of the date of purchase:

                                                Anniversary of
                  Percentage Lapsing           Date of Purchase
                  ------------------           ----------------
                          25%                         Third
                          25%                         Fourth
                          25%                         Fifth
                          25%                         Sixth


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                        (C)     In the event the Restrictions on any Shares
purchased by an employee under the Plan shall not have elapsed at the end of the calendar year in which such employee retires, such Restrictions shall lapse as to one hundred percent (100%) of such Shares then subject to Restrictions on January 1 of the next following calendar year, provided that at the time of retirement (i) such employee shall have attained the age of 65 years and (ii) the Shares shall have been held for at least three (3) years. Nothing herein contained shall be construed as a requirement that an employee who purchases Shares must retire from the employ of the Company at age 65.

                        (D) In the event the Restrictions on any Shares purchased by an employee under the Plan shall not have lapsed on the date of death of the purchaser thereof or upon his permanent and total disability, such Restrictions shall lapse as to one hundred percent (100%) of such Shares then subject to Restrictions on the day following the date of either of the foregoing events.

                        (E) In the event a purchaser of Shares under this Plan becomes obligated to offer such Shares to the Company, the Restrictions with respect to such Shares shall not lapse until such offer is made, and when such offer is made, shall lapse only if the Company does not exercise its right to purchase such Shares within thirty (30) days after the date the Company receives such offer. Nothing contained in this Plan shall require the Company to repurchase any Shares.

                        (F) The Committee may determine that all or any of the Restrictions shall lapse at any time with respect to any Shares in the event it determines in its sole discretion that such lapse is justified by hardship of the purchaser thereof or his estate or is warranted for any other reason.

                        (G)     Notwithstanding any other provisions in this
Section 9 of the Plan to the contrary, in the event an employee holds Shares purchased under this Plan that remain subject to Restrictions on the date of a "Change in Control" of the Company, such Restrictions shall lapse as to one hundred percent (100%) of such Shares then subject to Restrictions on the date of the Change in Control. For purposes of this Paragraph (g), a Change in Control shall be deemed to have occurred:


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                                (1)        if any person or group of persons
               acting together, other than

                                        (a)        the Company or any person
                        who on October 26, 1994 was (i) a director or officer of the Company, or (ii) whose shares of Common Stock of the Company are treated as "beneficially owned" by any such director or officer, or

                                        (b)        any institutional investor
                        (filing reports on Schedule 13G rather than on Schedule 13D under the Securities Exchange Act of 1934, as amended, including any employee benefit plan or employee benefit trust sponsored by the Company), becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either the then outstanding Common Stock of the Company, or the combined voting power of the Company's then outstanding voting securities. As used herein, the term "person" means an individual, a partnership, a corporation, an association, an unincorporated organization, a trust, or any other entity; or

                                (2)        Be deemed to have occurred if the
               Shareholders of the Company approve an agreement to merge or consolidate or sell all or substantially all of the Company's assets to or into any person or entity (other than a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile); or

                                (3) Be deemed to have occurred upon the addition of new members to the Board of Directors within any twelve-month period, which members constitute a majority of the members of the Board of Directors.

               10.      ESCROW.

                        (A) In order to implement the Restrictions imposed upon any Shares purchased under this Plan, the Committee


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may require that the certificate or certificates representing such Shares, together with a stock power executed in blank (with signature guaranteed), be delivered to the Treasurer of the Company, as escrow agent, pursuant to such escrow agreement as may be prescribed by the Committee. The escrow agent shall hold such certificates in his physical possession and custody until instructed to release any of such Shares by written notice from the Committee. The Shares released from the escrow shall be delivered by the escrow agent in accordance with the instructions from the Committee. Except for the right to maintain the physical possession and custody of such certificates, the escrow agent shall have no rights in or with respect to such certificates or the Shares represented thereby.

                        (B) If the Committee does not require that the certificate(s) representing Shares purchased under the Plan be delivered to the escrow agent, such certificate(s) shall be delivered to the purchaser thereof free of any escrow agreement.

               11. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. Any shares of Common Stock of the Company received by the purchaser of Shares under this Plan as a stock dividend or as a result of a stock split-up, or combination or exchange of shares, or through reorganization, recapitalization, merger, consolidation or otherwise, shall have the same status and bear the same legend as the Shares in respect of which they were received by him. Fractional shares resulting from the above adjustments, if any, may be eliminated without consideration.

               12.      RIGHTS OF PURCHASER OF RESTRICTED SHARES.

                        (A) The purchaser of Shares shall have none of the rights of a shareholder in respect of such Shares until the same are registered on the books of the Company in his name. At the time of such registration, such purchaser shall have all the rights of a shareholder in respect of such Shares, including, without limitation, the right to receive dividends and to vote the same, subject only to the Restrictions set forth in Section 9 hereof and the escrow agreement, if any, applicable to such Shares.

                        (B) No certificate representing Shares purchased under the Plan will be delivered until such time as the purchase price for such Shares has been paid in full.


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                        (C)     This Plan and participation hereunder by any
employee shall create no relationship between such employee and the Company or any of its subsidiaries other than may be specifically referred to herein, and this Plan and such participation shall not constitute any employment agreement nor shall they affect, in any way, the Company's or any of its subsidiaries' present or future employment agreements or practices. Nothing contained in this Plan shall be deemed to obligate the Company or any of its subsidiaries to retain any employee in its employ or to limit the right of the Company to terminate any employee's employment with the Company or any of its subsidiaries at any time.

               13. AMENDMENTS TO THE PLAN. The Board of Directors of the Company may at any time terminate or from time to time modify or suspend the Plan, provided that no such termination, modification or suspension shall adversely affect any rights to purchase Shares theretofore granted hereunder and unexercised or any rights or obligations (including the Restrictions set forth in Section 9 hereof) with respect to any Shares theretofore purchased hereunder and, further provided, that no such modification, without the approval of the shareholders, shall:

                        (A) increase the maximum number of Shares which may be sold under the Plan or the maximum number of Shares which may be sold to any one person (except as permitted by Paragraphs (c) and (d) of Section 5 hereof);

                        (B) permit th purchase by eligible employees of any Shares on terms more favorable than as set forth in Section 8 hereof or

                        (C) extend the period during which Shares may be sold under the Plan.

               14. USE OF PROCEEDS. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

               15. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit,


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or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right to purchase Shares granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceedings, except a judgment based upon a finding of bad faith; provided that upon institution of any such action, suit or proceeding, a Committee member shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such Committee undertakes to handle it on his own behalf.

               16. SUCCESSORS AND ASSIGNS. The provisions of this Plan shall be binding upon, and inure to the benefit of, the Company, its successors and assigns, and upon any employee purchasing Shares hereunder, his heirs, personal representatives and successors, including, without limitation, the estate of any such employee and the executors, administrators, or trustees of such estate and any receiver, trustee in bankruptcy or representative of the creditors of any such employee.

               17. SECURITIES AND EXCHANGE COMMISSION. The Company at any time may require that any Shares offered for sale and/or purchased under the Plan shall be subject to such conditions or representations as the Committee may require in order to assure compliance with the Securities Act of 1933, as amended, and any similar State or Federal legislation, and no employee purchasing Shares hereunder shall dispose of the Shares in violation of the provisions of the Securities Act of 1933, as amended.

               18.      SHAREHOLDER APPROVAL AND RESCISSION.

                        (A) The Plan shall be effective on the date of approval thereof by the Board of Directors of the Company. The Plan shall be submitted to the shareholders of the Company for their approval at the annual meeting to be held on March 11, 1986 or at any adjournment thereof.

                        (B) If appropriate shareholder approval is not obtained, the Plan shall terminate and any sales of Shares which may have been theretofore been made hereunder shall be rescinded upon the return of any consideration received from an employee


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with respect to such Shares, and any rights to purchase Shares which may have theretofore been granted hereunder shall be deemed null and void.

               19. STOCK WITHHOLDING ELECTION. Subject to the consent of the Committee, an employee may make an irrevocable election to unconditionally tender back to the Company upon the lapse of restrictions on shares acquired under the Plan, either (a) unrestricted shares of Common Stock of the Company acquired under the Plan, or (b) previously-acquired shares of the Company's Common Stock with a sufficient Fair Market Value on the date on which the restrictions lapse ("Tax Date") to pay the tax obligations associated with the transaction. Such election must be made by an employee on or prior to the Tax Date and the shares must be tendered back to the Company on the Tax Date. Fair Market Value for purposes of this Section shall mean the closing price of the Company's Common Stock on the principal stock exchange on which the Company's Common Stock is listed on the Tax Date (or the last previous closing price if there are no sales on such date.)

               A share withholding election by an employee who is subject to the short swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934 is subject to the following additional restrictions: (a) the election may not be made within six months after the grant of the restricted stock award (except that this limitation does not apply if the employee dies or becomes disabled prior to the expiration of the six-month period), or (b) the election must be made either six months prior to the Tax Date or during the ten business-day "window period" beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings.


   THIS AMENDED AND RESTATED PLAN is hereby executed on this the 26th day of
                                October, 1994.


ATTEST:                                    PERRY DRUG STORES, INC.

/s/ Robert A. Berlow                       By: /s/ Jack A. Robinson
- --------------------                       -------------------------
Robert A. Berlow                               Jack A. Robinson
Secretary


MAH4994


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